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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                  July 15, 2004


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


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
            Louisiana                                   1-12227                     72-110616
(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)


                                 (225) 932-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following materials are filed as Exhibits to this Current
Report on Form 8-K.

99.1. Press Release dated July 15, 2004 - The Shaw Group Announces Financial
Results for Third Quarter of Fiscal 2004 - Shaw Generates Over $48 Million in
Net Cash From Operations Backlog Increases to $6 Billion.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 15, 2004, The Shaw Group Inc. ("Shaw" or the "Registrant") issued a press release announcing its financial results for the quarter ended May 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                            (Registrant)


Date:      July 15, 2004                By:   /s/ Robert L. Belk
                                        ----------------------------------------
                                        Robert L. Belk, Executive Vice President
                                        and Chief Financial Officer








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                                 EXHIBIT INDEX



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
99.1     Press Release dated July 15, 2004 - The Shaw Group Announces Financial
         Results for Third Quarter of Fiscal 2004 - Shaw Generates Over $48
         Million in Net Cash From Operations Backlog Increases to $6 Billion.